UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	September 18, 2006

Hecla Mining Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-8491	82-0126240
(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200 Coeur d’Alene, Idaho	83815-9408
(Address of Principal Executive Offices)	(Zip Code)

(208) 769-4100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14-d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On September 18, 2006, Hecla Mining Company (“we”, “us” or “our”) signed an agreement extending our $30 million revolving credit facility for a period of one year. Pursuant to the terms of the Credit Agreement dated September 12, 2005, between us, The Bank of Nova Scotia and NM Rothschild & Sons Limited (the “Agreement”), we still have the right to extend the agreement for one additional one-year period, on terms agreeable to the lenders and us. The Agreement is incorporated herein by reference as exhibit 10.1 and the First Amendment to Credit Agreement (“First Amendment”) is attached hereto as Exhibit 10.2, and is incorporated herein by reference.

The First Amendment has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

The First Amendment contains representations and warranties we made to the lenders. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that we have exchanged in connection with signing the Agreement and the First Amendment. While we do not believe that they contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the First Amendment and Agreement. Accordingly you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules. These disclosure schedules contain information that has been included in our general prior public disclosures, as well as potential additional non-public information. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the First Amendment and/or the Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information disclosed under Item 1.01 and in Exhibit 10.2 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

10.1

Credit Agreement dated September 12, 2005, by and among Hecla Mining Company, as Borrower, The Bank of Nova Scotia, as the Administrative Agent for the Lenders and NM Rothschild & Sons Limited, as the Technical Agent for the Lenders. Filed as exhibit 10.1 to registrant’s Current Report on Form 8-K filed on September 14, 2005 (File No. 1-8491), and incorporated herein by reference.

10.2

First Amendment to Credit Agreement dated September 18, 2006, by and among Hecla Mining Company, as Borrower, The Bank of Nova Scotia, as the Administrative Agent for the Lenders and NM Rothschild & Sons Limited, as the Technical Agent for the Lenders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY
By:	/s/ Philip C. Wolf
Name: Philip C. Wolf Title: Vice President – General Counsel

Dated:   September 19, 2006